SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2008

Comcast Corporation

(Exact Name of Registrant

as Specified in Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-32871	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

One Comcast Center Philadelphia, PA	19103-2838
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 14, 2008, Comcast Corporation (“Comcast”) issued a press release reporting the results of its operations for the three and twelve months ended December 31, 2007. The press release is attached hereto as Exhibit 99.1. Comcast does not intend for this Item 2.02 or Exhibit 99.1 to be treated as “filed” under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 9.01. Exhibits

Exhibit Number	Description

99.1	Comcast Corporation press release dated February 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date: February 14, 2008	By:	/s/ Lawrence J. Salva
Lawrence J. Salva Senior Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)